Exhibit 10.6
Execution Version

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

AMENDMENT NO. 4 TO SERVICING AGREEMENT

THIS AMENDMENT NO. 4 TO SERVICING AGREEMENT (this “Amendment”) is made as of June 29, 2018 by and between GreenSky, LLC, a Georgia limited liability company (“Servicer”), and Fifth Third Bank, an Ohio-chartered, FDIC-insured bank (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Servicing Agreement (as defined herein).
WITNESSETH:
WHEREAS, Lender and Servicer have previously entered into that certain Servicing Agreement dated as of August 25, 2016, as amended (the “Servicing Agreement”);
WHEREAS, concurrent with the execution hereof, Lender, Servicer and [*****] have entered into that certain Purchase and Sale Agreement (the “Purchase and Sale Agreement”), dated as of the date hereof, pursuant to which Lender is acquiring a group of loans having an aggregate principal amount as specified therein (collectively, the “June 2018 Acquired Loans”), and pursuant to which Lender and Servicer have agreed to treat the loans comprising the June 2018 Acquired Loans as if such loans were originally originated under the Loan Origination Agreement and serviced at all times under the Servicing Agreement, except as set forth therein and as otherwise set forth in this Amendment; and
WHEREAS, in connection with the Purchase and Sale Agreement, Lender and Service desire to modify certain terms of the Servicing Agreement as set forth herein;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows:
1.    The Servicing Agreement is hereby amended as follows:
a.    The following is hereby inserted in Section 1.01 of the Servicing Agreement, in alphabetical order:

““June 2018 Acquired Loans” shall mean the “Loans” as defined in that certain Purchase and Sale Agreement between Lender, Servicer and [*****] dated as of June 29, 2018, which were acquired by Lender pursuant thereto.”

b.    The following is hereby inserted in Section 1.01 of the Servicing Agreement, in alphabetical order:

““Charged-Off June 2018 Acquired Loans” shall mean the 2018 Acquired Loans that were identified to Lender as a “Charged-Off Loan” in Appendix B to that certain Purchase and Sale Agreement between Lender, Servicer and [*****] dated as of June 29, 2018.”

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

c.    Section 3.01(b) of the Servicing Agreement is hereby amended by deleting Section 3.01(b)(vi) and substituting the following in lieu thereof:

“(vi)     [*****].”

d.    Section 3.01 of the Servicing Agreement is hereby amended by adding the following as a new Section 3.01(f) immediately after Section 3.01(e):

“(f)    [*****].”

e.    The first sentence of Section 3.01(d) of the Servicing Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“[*****].”

c.    Section 3.01(d)(iv) of the Servicing Agreement is hereby amended by deleting the definition of “[*****]” therein and substituting the following in lieu thereof:

“[*****].”

d.    Section 3.02 of the Servicing Agreement is hereby amended by adding the following to the end of the definition of “[*****]” therein (immediately prior to the definition of “[*****]”):

“[*****].”

2.    Except as expressly amended hereby, the Servicing Agreement shall remain in full force and effect.
3.    This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SERVICER:

GREENSKY, LLC

By:     /s/ Robert Partlow
Name:    Robert Partlow
Title:    Chief Financial Officer

LENDER:

FIFTH THIRD BANK

By:     /s/ Ben Hoffman
Name:    Ben Hoffman
Title:    Senior Vice President

By:     /s/ Richard Stein
Name:    Richard Stein
Title:    Executive Vice President

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